Prospectus Supplement	February 1, 2016

Putnam Global Income Trust
Prospectus dated February 28, 2015

The sub-section Your fund’s management in the section Fund summary and the sub-section The fund’s investment manager in the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Michael Atkin, Michael Salm and Paul Scanlon.

Mr. Scanlon, who joined the fund in January 2016, has been employed by Putnam Management since 1999 and over the past five years has been employed as Co-Head of Fixed Income and previously as Team Leader, U.S. High Yield.

Additional information regarding the portfolio managers, including their business experience during the last five years, is set forth in the prospectus.

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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